Exhibit 3.67

FILED In the Office of the Secretary of State of Texas APR 07 1989 Corporations Section

ARTICLES OF INCORPORATION

OF

POWERS HILL HOMES, INC.

The undersigned, a natural person of the age of eighteen years or more, acting as an incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE ONE

The name of the corporation is Powers Hill Homes, Inc.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purposes for which the corporation is organized are to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is ten thousand (10,000) without par value.

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of fifty thousand dollars ($50,000.00), consisting of money, labor done or property actually received.

ARTICLE SIX

The street address of its initial registered office is c/o C T Corporation System, 1601 Elm Street, Dallas, Texas 75201, and the name of its initial registered agent at such address is C T Corporation System.

1

ARTICLE SEVEN

The number of directors of the corporation may be fixed by the by-laws. The number of directors constituting the initial board of directors is five (5), and the name and address of each person who is to serve as director until the first annual meeting of the shareholders or until a successor is elected and qualified are:

NAME	ADDRESS
David K. Hill, Jr.	5999 New Wilke Rd., Suite 504 Rolling Meadows, IL 60008

Hal H. Barber	5999 New Wilke Rd., Suite 504 Rolling Meadows, IL 60008

Larry D. Johannesen	5999 New Wilke Rd., Suite 504 Rolling Meadows, IL 60008

Diane Hill	5999 New Wilke Rd., Suite 504 Rolling Meadows, IL 60008

David Powers	5455 North Union Boulevard Colorado Springs, CO 80936

ARTICLE EIGHT

The name and address of the incorporator is:

NAME	ADDRESS
James A. Moehling	70th Floor Sears Tower Chicago, IL 60606

ARTICLE NINE

No shareholder shall have any preemptive rights to acquire unissued or treasury shares of the corporation, or securities of the corporation convertible into or carrying a right to subscribe to or acquire shares, in any circumstances.

ARTICLE TEN

There shall be no cumulative voting rights in any circumstances.

IN WITNESS WHEREOF, I have hereunto set my hand, this 6th day of April, 1989.

/s/ James A. Moehling
James A. Moehling

2

FILED In the Office of the Secretary of State of Texas MAY 21 1989 Corporations Section

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

POWERS HILL HOMES, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is Powers Hill Homes, Inc.

ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the Board of Directors of the corporation on April 10, 1989:

ARTICLE FOUR of the Articles of Incorporation is hereby amended by deleting ARTICLE FOUR in its entirety and substituting for it the following:

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is 1,000 shares of Class A common stock without par value and 10,000 shares of Class B common stock without par value as follows:

1.         Class A Common.

The 1,000 shares of Class A common stock without par value shall have equal voting rights and shall have no special preferences.

2.         Class B Common.

The 10,000 shares of Class B common stock without par value shall have no voting rights and shall have preferential rights to cumulative annual cash dividends to be payable, at the discretion of the board of directors of the corporation, commencing after the corporation has accumulated $500,000, as determined by the board of directors. Such cash dividend shall equal $50.00 for each then issued and outstanding share of Class B common stock of the corporation.

1

ARTICLE THREE. No shares of the corporation were outstanding at the time of such adoption and no shares were entitled to vote thereon.

ARTICLE FOUR. None of the shares of the corporation have been issued.

DATED: April 10, 1989.

Powers Hill Homes, Inc.

By:	/s/ David K. Hill Jr.
David K. Hill, Jr. Chairman of the Board

2

FILED In the Office of the Secretary of State of Texas SEP 27 1989 Clerk III Z Corporations Section

OFFICE OF
ANITA RODEHEAVER, COUNTY CLERK
HARRIS COUNTY, TEXAS
P O BOX 1525, HOUSTON, TEXAS 77251-1525

ASSUMED NAME RECORDS
CERTIFICATE OF OWNERSHIP FOR INCORPORATED BUSINESS OR PROFESSION

NOTICE CERTIFICATES OF OWNERSHIP ARE VALID FOR A PERIOD NOT TO EXCEED 10 YEARS FROM THE DATE FILED IN THE COUNTY CLERKS OFFICE
(Chapter 36 Sect 1 Title 4 - Business and Commerce Code)

(This certificate properly executed is to be filed immediately with the County Clerk)

NAME IN WHICH BUSINESS IS OR WILL BE CONDUCTED

River Oaks Homes

(print or type name of business)

BUSINESS ADDRESS             10555 Northwest Freeway, Suite 232

CITY Houston                           STATE         Texas                            ZIP          77092

1                              The name of the incorporated business or profession as stated in its Articles of Incorporation of comparable document is Powers Hill Homes,  Inc., and the charter number or certificate of authority number, if any, is No. 110566-0

2                              The state, county, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is c/o C T Corporation System, 1601 Elm Street, Dallas, Texas 75201

3                              The period, not to exceed ten years, during which this assumed name will be used is 10 years

4                              The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify)                                            or other type of incorporated business, professional or other association or legal entity (specify)

5                              If the corporation is required to maintain a registered office in Texas, the address of the registered office is C T Corporation System, 1601 Elm Street, Dallas, Texas 75201 and the name of the registered agent at such address is C T Corporation System. The address of the principal office (if not the same as the registered office) is 10555 Northwest Freeway, Houston, Texas 77092

6                              If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is                                                                           ; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is                                                  , and the office address elsewhere is

7.                           The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “all” or “all except all”).

8                              If this instrument is executed by the attorney-in-fact, the attorney-in-fact hereby states that he has been duly authorized, in writing, by his principal to execute and acknowledge this instrument

/s/ Paul Kirstein
Signature of Officer, representative or attorney-in-fact of the corporation

Powers Hill Homes, Inc.
Paul Kirstein
THE STATE OF TEXAS	§	Senior Vice President
§
COUNTY OF HARRIS	§

BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared

/s/ Paul Kirstein

known to me to be the person                 whose name               is/are subscribed to the foregoing instrument and, under oath, acknowledged to me that  _______ he ________ signed the same for the purpose and consideration therein expressed

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on September 15, 1989

(SEAL)	/s/ Georgia O’Neill Dozier
Notary Public in and for the State of Texas Georgia O’Neill Dozier My Commission Expires August 17, 1991
Form No CC-B 03-13-04 (R-12-15-87)

FILED In the Office of the Secretary of State of Texas JUL 13 1990 Corporations Section

To the Secretary of State
of the State of Texas:

C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:

1.               The name of the corporation is See attached list

2.               The post office address of its present registered office is c/o C T CORPORATION SYSTEM, 1601 ELM STREET, DALLAS, TEXAS 75201

3.               The post office address to which its registered office is to be changed is c/o C T CORPORATION SYSTEM, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201

4.               The name of its present registered agent is C T CORPORATION SYSTEM

5.               The name of its successor registered agent is C T CORPORATION SYSTEM

6.               The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7.               Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filing of this certificate.

Dated July 2, 1990.

C T CORPORATION SYSTEM

By	/s/ [ILLEGIBLE]
Its Vice President

FILED In the Office of the OCT 25 1993 Secretary of State of Texas Corporations Section

ASSUMED NAME CERTIFICATE

FOR AN INCORPORATED BUSINESS OR PROFESSION

1.                    The assumed name under which the business or professional service is or is to be conducted or rendered is Kimball Hill Homes Texas, Inc.

2.                    The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is Powers Hill Homes, Inc., and the charter number or certificate of authority number, if any, is 1110566-0.

3.                    The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1601 Elm Street, Dallas, Texas 75201.

4.                    The period, not to exceed ten years, during which the assumed name will be used is ten years.

5.                    The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify) N/A, or other type of incorporated business, professional or other association or legal entity (specify) N/A.

6.                    If the corporation is required to maintain a registered office in Texas, the address of the registered office is 350 North St. Paul Street, Dallas, Texas 75201, and the name of its registered agent at such address is CT Corporation System. The address of the principal office (if not the same as the registered office) is 8584 Katy Freeway, Suite 200, Houston, Texas 77024.

7.                    If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A.

8.                    The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “all” or “all except all”):

/s/ James A. Moehling, ASST. SEC
Signature of officer, representative or attorney-in-fact of the corporation

Before me on this 1st day of October, 1993, personally appeared James A. Moehling and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

/s/ Barbara J. Darflinger
(Notary seal)	Notary Public Cook County

“OFFICIAL SEAL” Barbara J Darflinger Notary Public, State of Illinois My Commission Expires 4/28/96

NOTE: A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

(TEX. - 1228 - 8/15/84)

3

FILED In the Office of the Secretary of State of Texas MAY 16 1994 Corporations Section

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
POWERS HILL HOMES, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is Powers Hill Homes, Inc.

ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the corporation:

Article One of the Articles of Incorporation is hereby amended by deleting Article One in its entirety and substituting for it the following:

ARTICLE ONE

The name of the corporation is Kimball Hill Homes Texas, Inc.

ARTICLE THREE. The amendment was adopted by the shareholders of the corporation on May 7, 1994.

ARTICLE FOUR. The number of shares of the corporation outstanding, the number of shares entitled to vote on the amendment, and the designation and number of outstanding shares entitled to vote on the amendment of each class are as follows:

1.                           Number of shares of the corporation outstanding: 10,850.

2.                           Number of shares of the corporation entitled to vote on the amendment: all 850 shares of the Class A Common stock which have been issued are entitled to vote on the amendment. None of the 10,000 issued shares of Class B Common stock of the corporation are entitled to vote on the amendment since the Class B Common stock has no voting rights.

ARTICLE FIVE. Number of shares voted for and against the amendment: The 850 issued shares of Class A Common stock of the corporation, which are the only issued shares authorized to vote for or against the amendment, were voted as follows:

Shares voted for the amendment: 809 (95.2% of issued Class A stock)

Shares voted against the amendment: 0

Shares not voted: 41

ARTICLE SIX. This amendment does not provide for an exchange, reclassification or cancellation of issued shares.

ARTICLE SEVEN. This amendment does not effect a change in the amount of stated capital.

DATED: May 7, 1994.

Powers Hill Homes, Inc., which will be named Kimball Hill Homes Texas, Inc. upon the filing of these Articles of Amendment with the Secretary of State of Texas

By:	/s/ George Yakim
Gregory Yakim, President

00226101359

Office of the Secretary of State	Corporations Section P.O. Box 13697 Austin, Texas 78711-3697

STATEMENT OF CHANGE OF REGISTERED OFFICE OR
REGISTERED AGENT OR BOTH BY A CORPORATION,
LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

FILED In the Office of the Secretary of State of Texas SEP 30 1996. Corporations Section

1.                           The name of the entity is Kimball Hill Homes Texas, Inc.

The entity’s charter/certificate of authority/file number is  01110566-00

2.                          The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: CT Corporation System.

3.                          A. ☐  The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

Kimball Hill Homes Texas, Inc., 8584 Katy Freeway, Ste. 200, Houston, TX 77024.

OR      B. ☐  The registered office address will not change.

4.                          The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is CT Corporation System.

5.                          A. ☐  The name of the NEW registered agent is Rebecca Freitag.

OR                 B. ☐  The registered agent will not change.

6.                          Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.                          The changes shown above were authorized by:

Business Corporations may select A or B	Limited Liability Companies may select D or E
Non-Profit Corporations may select A, B, or C	Limited Partnerships select F

A.	☐	The board of directors; OR
B.	☒	An officer of the corporation so authorized by the board of directors; OR
C.	☐	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.
D.	☐	Its members
E.	☐	Its managers
F.	☐	The limited partnership

KIMBALL HILL HOMES TEXAS, INC.

	BY:	/s/ George Yakim
(TEXAS - 2231 - 12/28/95)		(Authorized Officer of Corporation) (Authorized Member or Manager of LLC) (General Partner of Limited Partnership) Gregory A. Yakim

PUBLIC INFORMATION REPORT (PIR)
NOTIFICATION

A copy of the listed report is not available from the Office of the Secretary of the State of Texas. Prior to August 2001, the Secretary of State did not retain a copy of the Public Information Report, which provides management information made available by the reporting entity. If you have received this notification in lieu of a copy of a listed report, you may contact the Texas Comptroller of Public Accounts at (512) 463-4600 to request a copy of the record filed with the Comptroller.

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas OCT 05 2001 Corporations Section

CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1.                        The name of the entity is Kimball Hill Homes Texas. Inc. and the file number issued to the entity by the secretary of state is 0111056600

2.                        The entity is: (Check one.)

☒	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐

a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☐	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3.                        The registered office address as PRESENTLY shown in the records of the Texas secretary of state is  8584 Katy Freeway, Suite 200, Houston, TX 77024

4.                        ☒ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.) c/o C T Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201

OR                ☐ B. The registered office address will not change.

5.                        The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is

6.                        ☒ A. The name of the NEW registered agent is C T Corporation System

OR                ☐ B. The registered agent will not change.

7.                        Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:	/s/ Hal H. Barber
(A person authorized to sign on behalf of the entity)

INSTRUCTIONS

1.                        It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.                        You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.                        An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.                        Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00

Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.                        Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX:   (512) 463-5709.

Form No. 401
Revised 9/99

FILED In the Office of the Secretary of State of Texas AUG 29 2002. Corporations Section

ARTICLES OF MERGER

(Plan Of Merger Attached)

Kimball Hill Homes Holdings, Inc., an Illinois corporation (“KHI Subsidiary”),

and

Kimball Hill Homes Texas, Inc., a Texas corporation (the “Company”)

Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger.

A Plan of Merger has been adopted in accordance with the provisions of Article 5.03 of the Texas Business Corporation Act providing for the merger of KHI Subsidiary with and into the Company, resulting in the Company being the surviving corporation. The Plan of Merger is set forth as Exhibit A, attached hereto and incorporated herein by reference including Article 3.01 (a) thereof which states:

3.01 (a)   At the Effective Date of the Merger, Article Fourth of the Articles of Incorporation of the Surviving Corporation shall be made to read as follows:

The total number of shares of stock which this Corporation shall have authority to issue is 1,000 shares of common stock with a par value of $1.00 per share.

1.             The names of the corporations participating in the merger and in the States under the laws of which they are respectively organized are as follows:

Name of Corporation	State

Kimball Hill Homes Holdings, Inc.	Illinois

Kimball Hill Homes Texas, Inc.	Texas

2.             The Plan of Merger was duly approved by the shareholders of each corporation as set forth below:

The shareholders of the Company approved and adopted the merger at a special meeting of the shareholders of the Company on August 29, 2002.

The shareholders of KHI Subsidiary approved and adopted the merger pursuant to a unanimous written consent of the sole shareholder of KHI Subsidiary, dated as of August 3, 2002.

3.             As to each of the undersigned corporations, the approval of whose shareholders is required, the number of shares outstanding, and, if the shares of any class or series are entitled to vote as a class, the designation and number of outstanding shares of each such class or series are as follows:

Name of Corporation	Number of Shares Outstanding	Designation of Class	Entitled to vote
KHI Subsidiary	1,000	Common Stock	Yes
The Company	(a) 850 (b) 10,000	(a) Class A Voting Common Stock (b) Class B Non-Voting Common Stock	(a) Yes (b) No

As to each of the undersigned corporations, the total number of shares voted for and against the Plan of Merger, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of each such class voted for and against the Plan of Merger, respectively, are as follows:

	Number of Shares
Name of Corporation	Total Voted For	Abstained	Total Voted Against
KHI Subsidiary	1,000	0	0
The Company	817	33	0

4.             As to each foreign corporation that is a party to the Plan of Merger, the approval of the Plan of Merger was duly authorized by all action required by the laws under which it was incorporated or organized and by its constituent documents.

5.             The surviving corporation will be responsible for the payment of all fees and franchise taxes of the merged corporation(s) and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

Dated August 29, 2002

Kimball Hill Homes Holdings, Inc.

By	/s/ David K. Hill

David K. Hill, President
Name and Title

Kimball Hill Homes Texas, Inc.

By	/s/ David K. Hill

David K. Hill, Chairman & CEO
Name and title

PLAN OF MERGER

This Plan of Merger, dated as of August 3, 2002 (“this Plan of Merger”), is made and entered into by KIMBALL HILL HOMES HOLDINGS, INC., an Illinois corporation (“KHI Subsidiary”), and KIMBALL HILL HOMES TEXAS, INC., a Texas corporation (herein referred to as “Company” or ‘‘Surviving Corporation”) (Company and KHI Subsidiary herein collectively referred to as the “Constituent Corporations”).

W I T N E S S E T H:

WHEREAS, Kimball Hill Inc., an Illinois corporation (“KHI”), directly owns all of the outstanding shares of stock of KHI Subsidiary;

WHEREAS, contemporaneously with the execution of this Plan of Merger, the Constituent Corporations and KHI have entered into an Agreement and Plan of Reorganization (the “Agreement”) providing for certain representations, warranties and agreements in connection with the transactions contemplated; and

WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and in the best interests of the Constituent Corporations that KHI increase its ownership in the Company to 100% through a merger (“Merger”) of KHI Subsidiary into the Company.

NOW, THEREFORE, the Constituent Corporations hereby agree as follows:

ARTICLE I

THE CONSTITUENT CORPORATIONS

1.01 (a) The Company was incorporated under the laws of the State of Texas on April 7, 1989.

(b)           The Company is authorized to issue an aggregate of 1,000 shares of Class A voting common stock without par value (“Company Class A Voting Common Stock”) and 10,000 shares of Class B non-voting common stock without par value (“Company Class B Non-Voting Common Stock”).

(c) As of June 30, 2002, an aggregate of 850 shares of Company Class A Voting Common Stock and 10,000 shares of Company Class B Non-Voting Common Stock, respectively, were outstanding.

1.02 (a) KHI Subsidiary was incorporated under the laws of the State of Illinois on May 24, 2002.

(b) KHI Subsidiary is authorized to issue an aggregate of 1,000 shares of common stock with no par value per share (“KHI Subsidiary Common Stock”).

(c)                                  On the date hereof, an aggregate of 1,000 shares of KHI Subsidiary Common Stock are outstanding.

ARTICLE II

THE MERGER

2.01         (a)           This Plan of Merger shall be submitted to the shareholders of the Company and the shareholders of KHI Subsidiary, as provided in the Agreement. If approved and adopted by the vote of the shareholders of the Constituent Corporations, and if all of the conditions precedent to the consummation of the Merger specified in the Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof, then unless terminated as provided in the Agreement, this Plan of Merger, along with Articles of Merger meeting the requirements of the Texas Business Corporation Act and the Illinois Business Corporation Act shall be filed, respectively, with the Secretaries of State of Texas and Illinois. After such filings, the Merger shall become effective (“Effective Date of the Merger”).

(b)           At the Effective Date of the Merger, KHI Subsidiary shall be merged into the Company and the separate corporate existence of KHI Subsidiary shall thereupon cease. The Company shall be the surviving corporation in the Merger and the separate corporate existence of the Company, with all its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

2.02         (a)           The Surviving Corporation shall succeed to all of the rights, privileges, powers, immunities and franchises of KHI Subsidiary, all of the properties and assets of KHI Subsidiary and all of the debts, choses in action and other interests due or belonging to KHI Subsidiary and shall be subject to, and responsible for, all of the debts, liabilities and obligations of KHI Subsidiary with the effect set forth in the Texas Business Corporation Act and the Illinois Business Corporation Act.

(b)           If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of KHI Subsidiary acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or to otherwise carry out this Plan of Merger, the officers and directors of the Surviving Corporation shall and will be authorized to execute and deliver, in the name and on behalf of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or to otherwise carry out this Plan of Merger.

2

ARTICLE III

ARTICLES OF INCORPORATION, BY-LAWS, AND
DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

3.01         (a)           At the Effective Date of the Merger, Article Fourth of the Articles of Incorporation of the Surviving Corporation shall be amended to read as follows:

“The total number of shares of stock which this Corporation shall have authority to issue is 1,000 shares of common stock with a par value of $1.00 per share.”

(b)           The Articles of Incorporation of the Surviving Corporation in effect immediately prior to the Effective Date of the Merger, as amended as provided in subsection (a) above, shall be the Articles of Incorporation of the Surviving Corporation unless and until amended as provided by law and such Articles of Incorporation.

3.02         The By-Laws of the Surviving Corporation in effect immediately prior to the Effective Date of the Merger shall be the By-Laws of the Surviving Corporation unless and until amended or repealed as provided by law, the Articles of Incorporation of the Surviving Corporation and such By-Laws.

3.03         The directors and officers of the Company immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been elected and shall qualify or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation and the By-Laws of the Surviving Corporation.

ARTICLE IV

MANNER AND BASIS OF CONVERTING SHARES
OF THE CONSTITUENT CORPORATIONS

4.01         At the Effective Date of the Merger:

(a)           Any shares of Company Class A Voting Common Stock or Company Class B Non-Voting Common Stock which are held in its treasury immediately prior to the Effective Date of the Merger shall be cancelled.

(b)           Any shares of Company Class A Voting Common Stock and Company Class B Non-Voting Common Stock which are owned by KHI or KHI Subsidiary immediately prior to the Effective Date of the Merger shall be cancelled.

(c)           Each share of Company Class B Non-Voting Common Stock which is outstanding immediately prior to the Effective Date of the Merger shall be cancelled.

(d)           Each share of Company Class A Voting Common Stock (except for shares, if any, which shall then or thereafter constitute “dissenting shares” within the meaning of

3

Section 5.12 of the Texas Business Corporation Act) which is outstanding immediately prior to the Effective Date of the Merger shall, except as otherwise provided in subparagraph (b) above, be converted at the Effective Date of the Merger into $5,468.63 cash (the “Cash Amount”), payable as provided hereinafter.

(e)           Each share of KHI Subsidiary Common Stock which is outstanding immediately prior to the Effective Date of the Merger shall be converted at the Effective Date of the Merger into one share of common stock with a par value of $1.00 per share of the Company (“Company Common Stock”).

4.02         As soon as practicable after the Effective Date of the Merger and after surrender to KHI of any certificate which prior to the Effective Date of the Merger shall have represented any shares of Company Class A Voting Common Stock not owned by KHI, KHI shall distribute to the person in whose name such certificate shall have been issued a KHI corporate check payable to such person representing the Cash Amount into which any shares previously represented by the surrendered certificate shall have been converted at the Effective Date of the Merger. Until surrendered as contemplated by the preceding sentence, each certificate which immediately prior to the Effective Date of the Merger shall have represented any shares of Company Class A Voting Common Stock, not owned by KHI, shall be deemed at and after the Effective Date of the Merger to represent only the right to receive the Cash Amount, as set forth above. Upon such surrender, there shall be paid to the person, in whose name the certificate representing such shares was registered the Cash Amount without interest.

ARTICLE V

TERMINATION AND AMENDMENT

5.01         Notwithstanding the approval of this Plan of Merger by the shareholders of the Company and KHI Subsidiary, this Plan of Merger shall terminate forthwith in the event that the Agreement shall be terminated as therein provided.

5.02         This Plan of Merger may be amended by the parties hereto at any time before or after approval hereof by the shareholders of either the Company or KHI Subsidiary, but, after any such approval, no amendment shall be made which would have a material adverse effect on the shareholders of either the Company or KHI Subsidiary without the further approval of such shareholders. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Without limiting the foregoing, the parties hereto acknowledge and agree that any modification of the manner or basis of converting: (a) the Company Class A Voting Common Stock, not owned by KHI, into the Cash Amount or (b) the KHI Subsidiary Common Stock into Company Common Stock shall require further approval of the shareholders of KHI Subsidiary and the Company.

4

IN WITNESS WHEREOF, the parties have duly executed this Plan of Merger as of the date first written above.

KIMBALL HILL HOMES TEXAS, INC.

By:	/s/ David K. Hill
Chairman & CEO

KIMBALL HILL HOMES HOLDINGS, INC.

By:	/s/ David K. Hill
President

5

05-102 (Rev. 2-03/21)	3333	b. •	03337131336
Do not write in the space above
a.T Code • 13196 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUST be filed with your Corporation Franchise Tax Report	c. Taxpayer identification number ▪ 17602748398	d. Report year ▪ 2003
Corporation name and address

KIMBALL HILL HOMES TEXAS, INC. 5999 NEW WILKE ROAD, BUILDING 5 ROLLING MEADOWS IL 60008	e. PIR / IND • 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. • Item k on Franchise Tax Report form, Page 1 0111056600	•

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Section A, B, and C, if necessary. The information will be available for public inspection.

If preprinted information is not correct, please type or print the correct information.                                    Please sign below!

☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation’s principal office 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
Principal place of business 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
SECTION A.	Name, title and mailing address of each officer and director.
NAME		TITLE	DIRECTOR	Social Security No. (Optional)
HILL, DAVID K.		PRESIDENT	☒YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
NAME		TITLE	DIRECTOR	Social Security No. (Optional)
BARBER, HAL H.		VP	☒YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
NAME		TITLE	DIRECTOR	Social Security No. (Optional)
BREITENWISCHER, KIRK		VP	☐ YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
NAME		TITLE	DIRECTOR	Social Security No. (Optional)
WRIGHT, LANCE		VP	☐ YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
NAME		TITLE	DIRECTOR	Social Security No. (Optional)
PETERSON, JOANN		SECRETARY	☐ YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
SECTION B.

List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation NONE		State of incorporation

Texas SOS file number

Percentage Interest

Name of owned (subsidiary) corporation		State of incorporation

Texas SOS file number

Percentage Interest

SECTION C.

List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation KIMBALL HILL, INC.		State of incorporation IL

Texas SOS file number

Percentage Interest 94.20

Registered agent and registered office currently on file. (See instructions if you need to make changes.)

Agent:	CT CORPORATION SYSTEM

Office:

350 N. ST. PAUL STREET DALLAS, TX 75201

☐

Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
/s/ Bradley R. Grining		Controller	11/17/03

847 - 364 - 7300

STF TX43153F			STF

05-102 (Rev. 2-03/21)	3333	b. •	03337131336
Do not write in the space above
a.T Code • 13196 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUST be filed with your Corporation Franchise Tax Report	c. Taxpayer identification number ▪ 17602748398	d. Report year ▪ 2003
Corporation name and address

KIMBALL HILL HOMES TEXAS, INC. 5999 NEW WILKE ROAD, BUILDING 5 ROLLING MEADOWS IL 60008	e. PIR / IND • 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. • Item k on Franchise Tax Report form, Page 1 0111056600	•

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Section A, B, and C, if necessary. The Information will be available for public inspection.

If preprinted information is not correct, please type or print the correct information.                                    Please sign below!

☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation’s principal office 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
Principal place of business 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
SECTION A.	Name, title and mailing address of each officer and director.
NAME		TITLE	DIRECTOR	Social Security No. (Optional)
ROWEHL, EUGENE K.		TREASURER	☒YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
NAME		TITLE	DIRECTOR	Social Security No. (Optional)
☐YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)

NAME		TITLE	DIRECTOR	Social Security No. (Optional)
☐YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)

NAME		TITLE	DIRECTOR	Social Security No. (Optional)
☐YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)

NAME		TITLE	DIRECTOR	Social Security No. (Optional)
☐YES
MAILING ADDRESS				Expiration date (mm-dd-yyyy)

SECTION B.

List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation NONE		State of incorporation

Texas SOS file number

Percentage Interest

Name of owned (subsidiary) corporation		State of incorporation

Texas SOS file number

Percentage Interest

SECTION C.

List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation KIMBALL HILL, INC.		State of incorporation IL

Texas SOS file number

Percentage Interest 94.20

Registered agent and registered office currently on file. (See instructions if you need to make changes.)

Agent:	CT CORPORATION SYSTEM

Office:

350 N. ST. PAUL STREET DALLAS, TX 75201

☐

Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
/s/ Bradley R. Grining		Controller	11/17/03

847 - 364 - 7300

STF TX43153F			STF

05-102 (Rev. 2-03/22)	3333	b. •	04295211519
Do not write in the space above
a. T Code ☒ • 13196 Franchise ☐ • 16196 Bank TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUST be filed to satisfy franchise tax requirements	c. Taxpayer identification number ▪ 17602748398	d. Report year ▪ 2004
Corporation name and address

KIMBALL HILL HOMES TEXAS, INC. 5999 NEW WILKE ROAD, BUILDING 5 ROLLING MEADOWS IL 60008	e. PIR / IND • 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. • 0111056600 Item k on Franchise Tax Report Form, Page 05-142	•

If the preprinted information is not correct, please type or print the correct information.

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

☐    Check here if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Please sign below!

Corporation’s principal office 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024

Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

Principal place of business 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
	SECTION A.	Name, title, and mailing address of each officer and director.
	NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
HILL, DAVID K.		PRESIDENT	☒YES
MAILING ADDRESS
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
	NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
BARBER, HAL H.		VP	☒ YES
MAILING ADDRESS
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
	NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
BREFITENWISCHER, KIRK		VP	☐ YES
MAILING ADDRESS
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
	NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
WRIGHT, LANCE		VP	☐ YES
MAILING ADDRESS
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
	NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
PETERSON, JOANN		SECRETARY	☐ YES
MAILING ADDRESS
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
SECTION B.

List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation NONE		State of incorporation

Texas SOS file number

Percentage Interest

Name of owned (subsidiary) corporation		State of incorporation

Texas SOS file number

Percentage Interest

SECTION C.

List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation KIMBALL HILL, INC.		State of incorporation IL

Texas SOS file number

Percentage Interest

94.20

Registered agent and registered office currently on file. (See instructions if you need to make changes)

Agent:	CT CORPORATION SYSTEM

Office:

350 N. ST. PAUL STREET DALLAS, TX 75201

☐

Check here if you need forms to change this information. Changes can also be made on-line at http://www.sos.state.tx.us/corp/sosda/index.shtml

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
	/s/ Bradley R. Grining	Corporate Controller	10/14/04

847 - 364 - 7300

STF TX43153F				STF

05-102 (Rev. 2-03/22)	3333	b. •	04295211519
Do not write in the space above
a. T Code ☐ • 13196 Franchise ☐ • 16196 Bank TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUST be filed to satisfy franchise tax requirements	c. Taxpayer identification number ▪ 17602748398	d. Report year ▪ 2004
Corporation name and address

KIMBALL HILL HOMES TEXAS, INC. 5999 NEW WILKE ROAD, BUILDING 5 ROLLING MEADOWS IL 60008	e. PIR / IND • 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. • 0111056600 Item k on Franchise Tax Report Form 05-142	•

If the preprinted information is not correct, please type or print the correct information.

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

☐    Check here if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Please sign below!

Corporation’s principal office 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024

Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

Principal place of business 8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
SECTION A.	Name, title, and mailing address of each officer and director.
NAME		TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
ROWELL, EUGENE K.		TREASURER	☒YES
MAILING ADDRESS
8584 KATY FREEWAY, STE. 200, HOUSTON, TX 77024
NAME		TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
☐YES
MAILING ADDRESS

NAME		TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
☐ YES
MAILING ADDRESS

NAME		TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
☐ YES
MAILING ADDRESS

NAME		TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
☐ YES
MAILING ADDRESS

SECTION B.

List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the Information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation NONE		State of incorporation

Texas SOS file number

Percentage Interest

Name of owned (subsidiary) corporation		State of incorporation

Texas SOS file number

Percentage Interest

SECTION C.

List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation KIMALL HILL, INC.		State of incorporation IL

Texas SOS file number

Percentage Interest

94.20

Registered agent and registered office currently on file. (See instructions if you need to make changes.)

Agent:	CT CORPORATION SYSTEM

Office:

350 N. ST. PAUL STREET DALLAS, TX 75201

☐

Check here if you need forms to change this information. Changes can also be made on-line at http://www.sos.state.tx.us/corp/sosda/index.shtml

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)

847 - 364 - 7300

STF TX43153F				STF